UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2023

Invesco Mortgage Capital Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34385	26-2749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Spring Street N.W., Suite 2500
Atlanta,	Georgia	30309
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (404) 892-0896
n/a
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	IVR	New York Stock Exchange
7.75% Fixed-to-Floating Series B Cumulative Redeemable Preferred Stock	IVR PrB	New York Stock Exchange
7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	IVR PrC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2023, Mr. Gregory G. McGreevey notified the Board of Directors (“Board”) of the registrant that he will retire from the Board as an executive director effective as of September 26, 2023.
On September 26, 2023, the Board appointed Ms. Carolyn Gibbs to serve as a director effective as of that date. Ms. Gibbs, age 62, has served as the Global Head of Investments Engagement and Services for Invesco since March 2023, with areas of responsibility including ESG, Global Thought Leadership and the Global Investors’ Forum, an initiative for Invesco’s multiple investment teams. She is a member of Invesco’s Investments Executive Leadership team and a member of the Americas Executive Leadership team. Ms. Gibbs previously served as Head of Investments Engagement from 2017 to February 2023. Ms. Gibbs joined Invesco in 1992 as a fixed income analyst and has served in fixed income portfolio management and leadership roles during her tenure. She earned a BA degree in English, magna cum laude, from Texas Christian University, and an MBA in finance from the Wharton School of the University of Pennsylvania. Ms. Gibbs is a Chartered Financial Analyst.
Ms. Gibbs is deemed an executive director since she is also an employee of our manager or one of its affiliates. Executive directors do not receive compensation for serving on our Board and do not serve on any of the standing committees of the Board.

Item 8.01	Other Events.

On September 26, 2023, Invesco Mortgage Capital Inc. issued a press release announcing that its Board of Directors declared a cash dividend of $0.40 per share of common stock for the third quarter of 2023. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 26, 2023, issued by Invesco Mortgage Capital Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Mortgage Capital Inc.

By: /s/ Tina Carew
Tina Carew
Vice President, General Counsel and Secretary

Date: September 26, 2023